SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                FORM 8-K /A

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      MAY 6, 1998 (FEBRUARY 20, 1998)

                  ---------------------------------------
              Date of Report (Date of earliest event reported)

                          USN COMMUNICATIONS, INC.

           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

            DELAWARE            333-16265                   36-3947804
            --------------     ---------------------    ------------------
            (State of         (Commission File No.)      (IRS Employer
            Incorporation)                               Identification No.)

        10 SOUTH RIVERSIDE PLAZA, SUITE 401, CHICAGO, ILLINOIS 60606

        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)

                               (312) 906-3600

            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A

       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On February 20, 1998, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated January 7, 1998, among Mr. Mark Hatten, Triumph-Connecticut Limited Partnership, FSC Corp., Solomon Schechter Day School of Greater Hartford, Inc. (collectively, "Sellers"), Hatten Communications Holding Company, Inc. ("HCHC") and the Registrant, the Registrant acquired all of the issued and outstanding capital stock of HCHC in exchange for total consideration of $68.0 million in cash, including the repayment of approximately $14.1 million of outstanding indebtedness of HCHC. The amount of such consideration was determined by negotiations among the parties and, from the standpoint of the Registrant, involved consideration of a number of factors, including the financial condition, earnings and prospects of HCHC and the nature of HCHC's business. The funds used to finance the transaction were part of the proceeds from the Registrant's initial public offering of its common stock, which was consummated on February 9, 1998.

            Prior to the transaction, there were no material relationships between the Sellers and the Registrant or any of the Registrant's affiliates, directors or officers or any associates of such directors and officers.

            Upon the closing of the transactions contemplated by the Stock Purchase Agreement, HCHC became a wholly-owned subsidiary of the Registrant. HCHC resells cellular, paging, long distance, local and Internet services in Connecticut and has been expanding throughout the Northeast.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Financial Statements of Business Acquired

            The audited consolidated financial statements of HCHC for each of the years ended April 30, 1996 and 1997 are incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-38381) dated February 3, 1998.

            The unaudited condensed consolidated financial statements of HCHC for the period ending December 31, 1997 are included herewith on pages F-1 to F-5.

            (b) Pro Forma Financial Information

            The pro forma financial information required by Item 7(b) of Form 8-K is included herewith on pages F-6 to F-10.

      Exhibits

      Exhibit 10.41 Stock Purchase Agreement, dated January 7, 1998, among Mr. Mark Hatten, Triumph-Capital Limited Partnership, FSC Corp., Solomon Schechter Day School of Greater Hartford, Inc., Hatten Communications Holding Company, Inc. and the Registrant (incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-38381) dated February 3, 1998).



                                 SIGNATURES

            Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         USN COMMUNICATIONS, INC.


May 6, 1998                              By: /s/ Thomas A. Monson
                                            ---------------------
                                            Thomas A. Monson
                                            Vice President, General Counsel
                                              and Secretary



                HATTEN COMMUNICATIONS HOLDING COMPANY, INC.
                              AND SUBSIDIARIES

              CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                             DECEMBER 31, 1997

ASSETS                                                                  1997

Current assets

      Cash and cash equivalents                               $      356,096
      Accounts receivable                                          6,301,597
      Inventory                                                    1,261,116
      Other current assets                                         1,044,778
                                                              --------------
                  Total current assets                             8,963,587

Property and equipment, net                                        1,273,468

Cellular lines, net of accumulated amortization $787,302           3,124,203
Investment in and advances to Smartlink                            2,896,537
Financing fees, net of accumulated amortization of $637,619          302,454
Other assets                                                          24,705
                                                              --------------

                                                              $   16,584,954
                                                              ==============

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities:
      Notes payable -current                                  $       37,561
      Accounts payable:
            Trade                                                  1,885,944
            Springwich Cellular Limited Partnership                1,784,856
            Bell Atlantic Nynex Mobile                             2,193,089
      Accrued expenses                                             1,482,336
      Deferred revenue                                               763,795
      Customer deposits                                              168,542
                                                              --------------
                  Total current liabilities                        8,316,123
                                                              --------------

Subordinated note payable                                          1,500,000
Long-term debt                                                    12,009,968
                                                              --------------
                  Total liabilities                               21,826,091
                                                              --------------

      Preferred stock                                              5,100,551
      Stock warrant                                                5,907,163

Common stockholder's deficit
      Common stock                                                       717
      Accumulated deficit                                        (16,249,568)
                                                                 ------------
                  Total common stockholder's deficit             (16,248,851)
                                                              ---------------
                                                              $   16,584,954
                                                              ==============

   See accompanying notes to condensed consolidated financial statements.



                HATTEN COMMUNICATIONS HOLDING COMPANY, INC.
                              AND SUBSIDIARIES

        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
           FOR THE EIGHT MONTHS ENDED DECEMBER 31, 1997 AND 1996


                                                                           1997              1996
                                                                           ----              ----

Revenues                                                              $  29,933,975      $ 21,537,447
Cost of revenues                                                         18,778,528        13,777,691
                                                                      -------------        ----------

                  Gross profit                                           11,155,447         7,759,756
                                                                      -------------      ------------

New subscriber acquisition costs                                          3,831,464         2,969,859
General and administrative expenses                                       5,925,048         3,838,819
                                                                      -------------      ------------
                                                                          9,756,512         6,808,678
                                                                      -------------      ------------

                  Operating profit                                        1,398,935           951,078

Other income (expense):

      Equity in loss of Smartlink                                          (287,479)         (290,028)
      Interest income                                                        25,258            39,167
      Interest expense                                                     (886,698)       (1,531,033)
      Amortization of financing fees                                     (1,033,553)          (59,879)
      Other, net                                                             (3,053)          (13,141)
                                                                      -------------      ------------

            Loss before income taxes & extraordinary loss                  (786,590)         (903,836)

Income tax expense                                                              287            16,951
                                                                      -------------      ------------

            Net loss before extraordinary loss                        $    (786,877)         (920,787)
                                                                      --------------      ------------

Extraordinary loss                                                        1,583,558             --
                                                                      -------------       ------------

            Net loss                                                  $  (2,370,435)     $   (920,787)
                                                                      =============      =============

   See accompanying notes to condensed consolidated financial statements.




                HATTEN COMMUNICATIONS HOLDING COMPANY, INC.
                              AND SUBSIDIARIES

              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

           For the eight months ended December 31, 1997 and 1996

                                                                       1997            1996
                                                                       ----            ----

Cash flow from operating activities
    Net loss                                                       $  (2,370,435)  $    (920,787)
    Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
       Equity in loss of Smartlink                                       287,479         290,028
       Depreciation and amortization                                   1,266,090         165,077
       Accretion of original issue discount                                   -          773,415
       Provision for doubtful accounts                                   795,113          11,003
       Increase in accounts receivable                                (1,688,060)     (1,100,384)
       Increase in inventory                                            (333,714)       (248,243)
       Increase in other current assets                                 (212,767)        (73,313)
       Increase in other assets                                           (2,591)         (1,998)
       Increase in accounts payable                                    1,677,894         865,493
       Increase in accrued expenses                                      708,400         206,894
       Increase in deferred revenue                                       87,952          66,314
       Increase (decrease) in customer deposits                           97,689         (11,549)
                                                                          ------        --------

                     Net cash provided by operating activities           313,050          21,950
                                                                         -------        --------

Cash flows from investing activities;
    Investment in and advances to Smartlink                             (543,942)       (537,557)
    Capital expenditures                                                (409,232)       (277,381)
    Related party receivables                                             59,241         (11,004)
                                                                          ------        ---------

                     Net cash used in investing activities              (893,933)       (825,942)
                                                                        -------         --------

Cash flows from financing activities
    Proceeds provided by long-term debt                                9,549,953         250,000
    Repayment of long-term debt                                      (11,229,136)              -
    Repayment of subordinated note                                      (500,000)              -
    Repayment of note payable                                           (294,564)              -
    Proceeds of term note payable                                         37,561          22,150
    Repayment of capital lease obligations                                    -          (16,625)
    Issuance of stock warrants                                         2,739,130         250,000
    Issuance of preferred stock                                        4,260,870              -
    Dividends paid                                                    (3,529,771)             -
    Payments of financing fees                                          (384,824)        (26,000)
                                                                       ---------        --------

                     Net cash provided by financing activities           649,219         479,525
                                                                       ---------         -------

Increase (decrease) in cash and cash equivalents                          68,336        (324,467)

Cash and cash equivalents
    Beginning of year                                                    287,760       1,205,778
                                                                         -------    ------------

    End of year                                                         $356,096   $     881,311
                                                                        --------   ------------

Supplement disclosure of cash flow information
    Cash paid during the year for                                       $886,698   $    757,618
                                                                        --------   -------------
        Interest                                                   $           0   $           0
                                                                   -------------  --------------
        Income taxes

   See accompanying notes to condensed consolidated financial statements.



                HATTEN COMMUNICATIONS HOLDING COMPANY, INC.
                              AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                             DECEMBER 31, 1997

1.          Condensed Consolidated Financial Statements

            The unaudited condensed consolidated financial statements of Hatten Communications Holding Company, Inc. (the "Company") included herein have been prepared in accordance with generally accepted accounting principals. The interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented. The condensed consolidated financial statements should be read in conjunction with the Company's latest audited consolidated financial statements and notes thereto for the twelve month period ending April 30, 1997. The results of operations for the interim periods should not be considered indicative of results to be expected for the full year.

2.          Recapitalization Agreement

            On May 23, 1997, the Company executed a Recapitalization Agreement and entered into the Second Amended and Restated Master Credit Agreement with its bank. The following transactions were consummated as part of the agreements:

            The maximum borrowings available under the Master Credit Agreement were increased to $17,000,000 and all rights under the Master Credit Agreement were assigned from the Company to its subsidiary, Connecticut Telephone and Communications Systems Inc. ("CTEL"), as the principal borrower. The revolving loans made under the agreement bear interest at the bank's base rate plus 1.25%. CTEL immediately obtained a revolving loan in the approximate amount of $11,100,000 and advanced the money to the Company. The Company used the proceeds to repay existing indebtedness as described below.

            The Company repaid, in full, a revolving credit note, term loan, and acquisition loan note of $8,647,759 in total, all of which were outstanding at April 30, 1997.

            The Company repaid $500,000 of a subordinated note payable to a former owner which was outstanding at April 30, 1997.

            The Company paid a dividend of $1,529,771 and a bonus payment of $470,229 to its executive officers.

            Pursuant to the Recapitalization Agreement, the Company authorized the following classes of stock: (i) 71,650 shares of Class A Common Stock, $.01 par value, of which 71,650 shares were issued to the sole stockholder in exchange for all of his shares of the Company: (ii) 33,350 shares of Class B Common Stock, $.01 par value, of which no shares were issued: and
            (iii) 7,000 shares of Series A Cumulative Redeemable Preferred Stock $.01 par value, of which 7,000 shares were issued to third-party investors.

            The Company exchanged its notes payable to the limited partnership, which were outstanding at April 30, 1997, for 6,000 shares of Series A Cumulative Preferred Stock, a cash payment of $500,000, and a warrant to purchase up to 12,300 shares of Class B Common Stock. In lieu of issuing to the limited partnership an additional warrant certificate to purchase these shares, the limited partnership surrendered its warrant to purchase 14,000 shares which it held at April 30, 1997 in exchange for a consolidating warrant to purchase an aggregate of 26,300 shares of the Company's Class B Common Stock. Hatten also issued 1,000 shares of Series A Cumulative Preferred Stock and a warrant to purchase up to 2,050 shares of Class B Common Stock to a third-party investor in exchange for $1,000,000.


                PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

            The pro forma consolidated statement of operations for the year ended December 31, 1997, gives effect to the following transactions as if they had been completed on January 1, 1997: (i) the conversion of all the outstanding shares of preferred stock into common stock concurrently with the closing of the initial public offering of the Company's common stock (the "Initial Public Offering"); (ii) the consummation of the Initial Public Offering; and (iii) the acquisition of Hatten Communications Holding Company, Inc. ("HCHC") (the "Acquisition"). The pro forma consolidated balance sheet gives effect to items (i) through (iii) above and the issuance of the Company's 9% Consent Convertible Subordinated Notes due 2006 (the "Consent Notes") as if each had been completed as of December 31, 1997.

            Due to the difference in fiscal year ends between the Company and HCHC, the following periods were combined for pro forma purposes. For the twelve months ended December 31, 1997, audited statements of HCHC as of April 30, 1997, were adjusted by subtracting unaudited results for the eight months ended December 31, 1996, and adding unaudited results for the eight months ended December 31, 1997.

            The Company believes that the assumptions used in the pro forma consolidated financial statements provide a reasonable basis on which to present such statements. The pro forma consolidated financial statements are provided for information purposes only and should not be construed to be indicative of the Company's results of operations or financial position had the events described above been consummated on or as of the date assumed, and are not intended to project the Company's results of operations or its financial position for any future period or as of any future date. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the audited consolidated financial statements of the Company and HCHC and the related notes thereto appearing in the Company's Annual Report on Form 10- K and Registration Statement on Form S-1 (File No. 333-83831).



                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                           FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                       Adjustments
                                                                             -------------------------------
                              Twelve                                                              Hatten
                              months                             As              Hatten       Communications
                               ended           Offering       Adjusted       Communications     Acquisition         Pro Forma
                           Dec. 31, 1997    Adjustments(1)      Total        Acquisition(2)   Adjustments(3)       Subtotal(4)
                           -------------    --------------    --------       --------------   --------------       -----------

Net service revenue .....  $  47,200,433                    $  47,200,433    $  41,108,594                        $  88,309,027

Cost of services ........     41,272,598           --          41,272,598       25,603,866             --            66,876,464
                           -------------    -----------     -------------    -------------    -------------       -------------
  Gross margin ..........      5,927,835                        5,927,835       15,504,728                           21,432,563

Expenses:

  Sales and marketing ...     62,375,506                       62,375,506        5,652,580                           68,028,086

  General and
    administrative ......     41,537,671           --          41,537,671        9,468,728    $   8,465,490(a)       59,471,889
                           -------------    -----------     -------------    -------------    -------------       -------------

Operating income (loss)..    (97,985,342)          --         (97,985,342)         383,420       (8,465,490)       (106,067,412)

Other income (expense):

    Interest and other
      income (expense)...      3,426,214                        3,426,214         (419,457)         371,073(b)        3,377,830(a)

    Interest expense ....    (15,332,561)          --         (15,332,561)      (1,604,240)         298,456(c)      (16,638,345)
                           -------------    -----------     -------------    -------------    -------------       -------------
   Other income
     (expense)--net .....    (11,906,347)          --         (11,906,347)      (2,023,697)         669,529         (13,260,515)
                           -------------    -----------     -------------    -------------    -------------       -------------

Net loss ................  $(109,891,689)   $      --       $(109,891,689)   $  (1,640,277)   $  (7,795,961)      $(119,327,927)
                           =============    ===========     =============    =============    =============       =============

Accumulated preferred
  dividends .............  $  (2,211,605)   $ 2,211,605(a)  $          --    $     751,884    $    (751,884)(d)   $          --
                           =============    ===========     =============    =============    =============       =============

Net loss to common
  shareholders ..........  $(112,103,294)   $ 2,211,605     $(109,891,689)   $  (2,392,161)   $  (7,044,077)      $(119,327,927)
                           =============    ===========     =============    =============    =============       =============

Net loss per common share
  basic and diluted .....  $      (15.56)                   $       (5.02)                                        $       (5.45)
                           =============                    =============                                         =============

Weighted average common
  and common equivalent
  shares outstanding ....      7,206,886                       21,905,298                                            21,905,298
                           =============                    =============                                         =============


                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                     AS OF DECEMBER 31, 1997

                                                        Offering                 As
                                          USN         Adjustments(1)       Adjusted Total
                                        ------        --------------       --------------
ASSETS
  Cash and cash equivalents .....   $  87,454,418    $ 136,997,452(a)       $ 224,451,870
  Marketable equity securities ..       8,180,824             --                8,180,824
  Accounts receivable, net ......      23,917,093             --               23,917,093
  Prepaid expenses ..............         967,470             --                  967,470
  Inventory .....................            --               --                     --
  Other current assets ..........         476,105             --                  476,105
                                    -------------    -------------          -------------
     Total current assets .......     120,995,910      136,997,452            257,993,362
Property and equipment, net .....      16,802,065             --               16,802,065
Other assets ....................      33,402,271             --               33,402,271
                                    -------------    -------------          -------------
      Total Assets ..............   $ 171,200,246    $ 136,997,452          $ 308,197,698
                                    =============    =============          =============
LIABILITIES, REDEEMABLE
PREFERRED STOCK, AND
COMMON STOCKHOLDERS'
EQUITY (DEFICIT)

Current liabilities
  Accounts payable ..............   $  20,485,168             --            $  20,485,168
  Accrued expenses and
    other liabilities ...........       7,178,373             --                7,178,373
  Capital lease obligations
     --current ..................         551,398             --                  551,398
  Current maturities on
     notes payable ..............           7,825             --                    7,825
                                    -------------    -------------          -------------
      Total current liabilities..      28,222,764             --               28,222,764
145/8% Senior Discount
   Notes, net of Original
   Issue Discount ...............     105,486,381             --              105,486,381
14% Senior Discount Notes,
   net of Original Issue
   Discount .....................      35,790,140             --               35,790,140
9% Convertible Subordinated
   Discount Notes, net of
   Original Discount ............      30,867,615             --               30,867,615
9% Consent Convertible
   Subordinated Discount
   Notes, net of Original
   Discount .....................            --      $  10,000,000(a)          10,000,000
Capital Lease Obligations--
   Noncurrent ...................         533,437             --                  533,437
Notes Payable ...................          22,523             --                   22,523
                                    -------------    -------------          -------------
      Total liabilities .........     200,922,860       10,000,000            210,922,860

Redeemable preferred stock ......      57,277,345      (57,277,345)(a)(b)            --
Put Warrants ....................            --               --                     --
Common Stockholders'
Equity (Deficit):
  Common stock ..................          72,826          146,984(a)(c)          219,610
  Additional paid-in capital ....      74,642,145      184,127,813(a)(c)      258,769,958
  Accumulated deficit ...........    (169,894,677)            --             (169,894,677)
  Unrealized gain on
    available-for-sale
    security ....................       8,180,824             --                8,180,824
  Common stock held in Treasury:
     1997-10,000 shares .........          (1,077)            --                   (1,077)
                                    -------------    -------------          -------------
       Total common stockholders'
         equity (deficit) .......     (86,999,959)     184,274,797             97,274,838
                                    -------------    -------------          -------------
Total Liabilities,
  Redeemable Preferred Stock,
  and Common Stockholders'
  Equity (Deficit) ..............   $ 171,200,246    $ 136,997,452          $ 308,197,698
                                    =============    =============          =============




                             PRO FORMA CONSOLIDATED BALANCE SHEET
                                  AS OF DECEMBER 31, 1997

                                               Adjustments
                                    --------------------------------
                                                         Hatten
                                        Hatten        Communications
                                    Communications     Acquisition         Pro Forma
                                      Acquisition     Adjustments(2)        Balance
                                    --------------    --------------       ----------
ASSETS
  Cash and cash equivalents .....   $     356,096    $ (68,600,000)(a)   $ 156,207,966
  Marketable equity securities ..            --               --             8,180,824
  Accounts receivable, net ......       6,301,597             --            30,218,690
  Prepaid expenses ..............         744,789             --             1,712,259
  Inventory .....................       1,261,116             --             1,261,116
  Other current assets ..........         439,056         (325,726)(b)         589,435
                                    -------------    -------------       -------------
     Total current assets .......       9,102,654      (68,925,726)        198,170,290
Property and equipment, net .....       1,273,468             --            18,075,533
Other assets ....................       6,208,832       60,676,431 (c)     100,287,534
                                    -------------    -------------       -------------
      Total Assets ..............   $  16,584,954    $  (8,249,295)      $ 316,533,357
                                    =============    =============       =============
LIABILITIES, REDEEMABLE
PREFERRED STOCK, AND
COMMON STOCKHOLDERS'
EQUITY (DEFICIT)

Current liabilities
  Accounts payable ..............   $   5,863,886             --         $  26,349,054
  Accrued expenses and
    other liabilities ...........       2,414,674             --             9,593,047
  Capital lease obligations
     --current ..................            --               --               551,398
  Current maturities on
     notes payable ..............          57,099             --                64,924
                                    -------------    -------------       -------------
      Total current liabilities..       8,335,659             --            36,558,423
145/8% Senior Discount
   Notes, net of Original
   Issue Discount ...............            --               --           105,486,381
14% Senior Discount Notes,
   net of Original Issue
   Discount .....................            --               --            35,790,140
9% Convertible Subordinated
   Discount Notes, net of
   Original Discount ............            --               --            30,867,615
9% Consent Convertible
   Subordinated Discount
   Notes, net of Original
   Discount .....................            --               --            10,000,000
Capital Lease Obligations--
   Noncurrent ...................            --               --               533,437
Notes Payable ...................      13,490,430    $ (13,490,430)(d)          22,823
                                    -------------    -------------       -------------
      Total liabilities .........      21,826,089      (13,490,430)        219,258,519

Redeemable preferred stock ......       5,100,553       (5,100,553)(e)            --
Put Warrants ....................       5,907,163       (5,907,163)(e)            --
Common Stockholders'
Equity (Deficit):
  Common stock ..................             717             (717)(e)         219,810
  Additional paid-in capital ....            --               --           258,769,958
  Accumulated deficit ...........     (16,249,568)      16,249,568(e)     (169,894,677)
  Unrealized gain on
    available-for-sale
    security ....................            --               --             8,180,824
  Common stock held in Treasury:
     1997-10,000 shares .........            --               --                (1,077)
                                    -------------    -------------       -------------
       Total common stockholders'
         equity (deficit) .......      16,248,851       16,248,851          97,274,838
                                    -------------    -------------       -------------
Total Liabilities,
  Redeemable Preferred Stock,
  and Common Stockholders'
  Equity (Deficit) ..............   $  16,584,954    $  (8,249,295)      $ 316,533,357
                                    =============    =============       =============



          NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(1)         Adjustments to reflect the Initial Public Offering.

            (a) Represents the elimination of accumulated preferred dividends as a result of the conversion of preferred stock to Common Stock.

(2) Excludes extraordinary loss on early extinguishment of debt of approximately $1.6 million, pursuant to the recapitalization of HCHC in May 1997.

(3)         Adjustments to reflect the Acquisition.

            (a) Represents the amortization of goodwill. The Company will account for the Acquisition using the purchase method of accounting and will allocate the purchase price to assets acquired and liabilities assumed based on their estimated fair values. Management is in the process of reviewing the allocation of the purchase price among certain assets. As such, the excess purchase price over historical assets has been allocated to goodwill which is being amortized over seven years. These amounts may be adjusted upon completion of these analyses.

            (b) Represents the elimination of losses of a subsidiary and losses from an equity investment of HCHC not acquired by the Company.

            (c) Represents the reduction of interest expense on certain debt and other financial instruments not assumed by the Company as part of the Acquisition.

            (d) Represents the elimination of accumulated preferred dividends, accretion on the redeemable preferred stock and accretion on the common stock put warrants due to the Acquisition.

(4)         Pro Forma Adjusted Balances.

            (a) Excludes interest that would have been earned on the net proceeds of the Initial Public Offering, net of the acquisition costs of HCHC.


               NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(1) Adjustments to reflect (i) the conversion of all of the outstanding shares of preferred stock into common stock, (ii) the issuance of the Consent Notes and (iii) the Initial Public Offering.

            (a) Represents the net proceeds of the Initial Public Offering and issuance of the Consent Notes as follows:

                  Proceeds of Initial Public Offering............$138,061,776
                  Fees and expenses of Initial Public Offering....(11,064,324)
                  Issuance of the Consent Notes (net of
                    original issue discount)...................... 10,000,000
                                                                -------------
                                                                 $136,997,452
                                                                =============

            (b)   Represents the exchange of preferred stock into Common Stock.

            (c) Represents the net increase in Common Stock and additional paid-in capital as follows:


                                                                            Common
                                                                             Stock       Additional
                                                                           Par Value   Paid-in Capital

                  Common Stock issued in the Initial Public Offering
                      (8,628,861 shares; par value $.01).................. $   86,289   $ 126,911,163
                  Common Stock exchanged for preferred stock
                     (6,069,551 shares; par value $.01)...................     60,695      57,216,640
                                                                           ----------   -------------
                        Total increase.................................... $  146,984   $ 184,127,813
                                                                           ==========   =============

(2)         Adjustments to reflect the Acquisition.

            (a) Represents the cash purchase price of HCHC and costs associated with the Acquisition.

            (b) Represents the dividend of notes receivable from an equity investment of HCHC not acquired by the Company to a former owner.

            (c)   Represents the net increase in Other Assets as follows:

                  Goodwill in connection with the Acquisition...................  $   63,449,114
                  Elimination of notes receivable from an equity investment
                    of  HCHC not acquired by the Company........................        (464,828)
                  Dividend of investment in Smartlink Development, L.P. to a
                    former owner of HCHC........................................      (2,307,885)
                                                                                  ---------------
                  Net increase in other assets..................................  $   60,676,431
                                                                                  ==============

            (d) Represents the repayment of a subordinated note payable to a former owner.

            (e) Represents the elimination of the redeemable preferred stock. put warrants, common stock and accumulated deficit of HCHC.